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                                   EXHIBIT 10(b)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information of Jefferson-Pilot Separate Account A and to the use of our report on Jefferson-Pilot Life Insurance Company dated February 6, 1996 in Post-Effective Amendment No. 4 under the Securities Act of 1933 and Post-Effective Amendment No. 14 under the Investment Company Act of 1940 to the Registration Statement (Form N-4) of Jefferson-Pilot Separate Account A.

                                        MCGLADREY & PULLEN LLP

                                        /s/ McGladrey & Pullen  LLP
                                        ---------------------------------


Greensboro, North Carolina
April 13, 1998